POWER OF ATTORNEY

Each of the undersigned constitutes Jeffrey W. Kletti, Brian Muench, H. Bernt von Ohlen, and Stewart W. Gregg, individually, as his or her true and lawful attorney, with full power to each of them to sign for him or her, in his or her name and in his or her capacity as a trustee, any registration statement on Form N-1A or Form N-14 (file no. 333-119867) (the "Registration Statement") and any and all amendments thereto, and any other filing of the Allianz Variable Insurance Products Fund of Funds Trust filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 for the purpose of complying with the registration or other filing requirements set forth therein.

This Power of Attorney authorizes the above individuals to sign the name of each of the undersigned and will remain in full force and effect until specifically rescinded by the undersigned.

Each of the undersigned specifically permits this Power of Attorney to be filed, as an exhibit to the Registration Statement, any amendment to the Registration Statement, and any other filing of the Allianz Variable Insurance Products Fund of Funds Trust filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of this 13th day of July, 2007.


/s/ Peter R. Burnim

Peter R. Burnim

/s/ Peggy L. Ettestad

Peggy L. Ettestad

/s/ Roger A Gelfenbien

Roger A. Gelfenbien

/s/ Dickson W. Lewis

Dickson W. Lewis

/s/ Claire R. Leonardi

Claire R. Leonardi

/s/ Peter W. McClean

Peter W. McClean

/s/ Arthur C. Reeds III

Arthur C. Reeds III

                                POWER OF ATTORNEY


The undersigned constitutes Brian Muench, H. Bernt von Ohlen, and Stewart W. Gregg, individually, as his true and lawful attorney, with full power to each of them to sign for him, in his name and in his capacity as a trustee, the registration statement on Form N-1A or Form N-14 (file no. 333-119867) (the "Registration Statement") and any and all amendments thereto, and any other filing of the Allianz Variable Insurance Products Fund of Funds Trust with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 for the purpose of complying with the registration or other filing requirements set forth therein.

This Power of Attorney authorizes the above individuals to sign the undersigned's name and will remain in full force and effect until specifically rescinded by the undersigned.

The undersigned specifically permits this Power of Attorney to be filed, as an exhibit to the Registration Statement, any amendment to the Registration Statement, and any other filing of the Allianz Variable Insurance Products Fund of Funds Trust filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of t this 13th day of July, 2007.

/s/ Jeffrey W. Kletti

Jeffrey W. Kletti

                                POWER OF ATTORNEY
             ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Each of the undersigned constitutes Jeffrey W. Kletti, Brian Muench, H. Bernt von Ohlen, and Stewart W. Gregg, individually, as his or her true and lawful attorney, with full power to each of them to sign for him or her, in his or her name and in his or her capacity as a trustee, any registration statement on Form N-1A or Form N-14 (file no. 333-119867) (the "Registration Statement") and any and all amendments thereto, and any other filing of the Allianz Variable Insurance Products Fund of Funds Trust filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 for the purpose of complying with the registration or other filing requirements set forth therein.

This Power of Attorney authorizes the above individuals to sign the name of each of the undersigned and will remain in full force and effect until specifically rescinded by the undersigned.

Each of the undersigned specifically permits this Power of Attorney to be filed, as an exhibit to the Registration Statement, any amendment to the Registration Statement, and any other filing of the Allianz Variable Insurance Products Fund of Funds Trust filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of this 9th day of April , 2008.

/s/ Robert DeChellis
_______________________

Robert DeChellis